LETTER OF TRANSMITTAL
           TO TENDER UP TO $25 MILLION AGGREGATE PRINCIPAL AMOUNT OF
              5.625% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2007
                                      OF
                          BANKATLANTIC BANCORP, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 28, 2000

  SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, THE TENDER OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 29, 2000 UNLESS EXTENDED (THE "EXPIRATION DATE"). HOLDERS OF DEBENTURES (EACH, A "HOLDER" AND COLLECTIVELY, THE "HOLDERS") MUST TENDER THEIR DEBENTURES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION. TENDERED DEBENTURES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.


                    THE DEPOSITARY FOR THE TENDER OFFER IS:


                     U.S. BANK TRUST NATIONAL ASSOCIATION


             BY MAIL, HAND DELIVERY               FACSIMILE TRANSMISSION:
              OR OVERNIGHT COURIER:          (For Eligible Institutions Only)
    U.S. Bank Trust National Association              (651) 244-1537
              180 East Fifth Street
            St. Paul, MN 55101                FOR CONFIRMATION BY TELEPHONE:
    Attn: Specialized Finance Department              (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated January 28, 2000 (the "Offer to Purchase"), of BankAtlantic Bancorp, Inc. (the "Company") and this Letter of Transmittal with the accompanying instructions (the "Letter of Transmittal"), which together constitute the Company's offer to purchase (the "Tender Offer") up to $25 million aggregate principal amount of its 5.625% Convertible Subordinated Debentures due 2007 (the "Debentures"), upon the terms and subject to the conditions set forth in the Offer to Purchase.


     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Purchase.


     This Letter of Transmittal is to be used by Holders if certificates representing Debentures are to be physically delivered to the Depositary herewith by Holders. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of The Depository Trust Company ("DTC"). Tender of Debentures held through DTC must be made pursuant to the procedures described under "The Tender Offer--Procedures for

Tendering Debentures--Debentures Held Through DTC" in the Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Depositary.


     In order to properly complete this Letter of Transmittal, a Holder must
(i) complete the box entitled "Description of Debentures;" (ii) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance or Payment Instructions and Special Delivery Instructions; (iii) sign the Letter of Transmittal; and (iv) complete Substitute Form W-9 (a foreign holder should obtain Form W-8 from the Depositary and complete such form). Each Holder should carefully read the detailed Instructions contained herein before completing this Letter of Transmittal.


     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Tender Offer.


     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to Ryan, Beck & Co., Inc. or Friedman, Billings, Ramsey & Co., Inc., which are the Co-Dealer Managers, whose respective addresses and telephone numbers appear on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to Georgeson Shareholder Communications, Inc., which is acting as information agent for the Tender Offer, whose address and telephone number appear on the back cover of this Letter of Transmittal. See Instruction 10 below.


     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.


     If Holders desire to tender Debentures pursuant to the Tender Offer and
(i) certificates representing such Holder's Debentures are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing such Debentures or other required documents to reach the Depositary before the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed before the Expiration Date, such Holders may effect a tender of such Debentures in accordance with the guaranteed delivery procedures described under "The Tender Offer--Procedures for Tendering Debentures--Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 1 below.


     IN THE EVENT THAT THE TENDER OFFER IS WITHDRAWN OR OTHERWISE NOT COMPLETED, THE TENDER OFFER CONSIDERATION WILL NOT BE PAID OR BECOME PAYABLE TO HOLDERS OF THE DEBENTURES WHO HAVE VALIDLY TENDERED THEIR DEBENTURES IN CONNECTION WITH THE TENDER OFFER, AND ANY TENDERED DEBENTURES WILL BE RETURNED. THE TENDER OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND IN THIS LETTER OF TRANSMITTAL.


     The Company is not aware of any jurisdiction where the making of the Tender Offer is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Tender Offer. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offer will not be made to (nor will tenders be accepted from or on behalf of) the Holders residing in such jurisdiction.

[  ] CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE ENCLOSED.


[  ] CHECK HERE IF TENDERED DEBENTURES ARE BEING TENDERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER DEBENTURES BY BOOK-ENTRY TRANSFER):


Name(s) of Tendering Institution:_______________________________________________


DTC Account No.:________________________________________________________________


DTC Transaction Code No.:_______________________________________________________


[  ] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND
     COMPLETE THE FOLLOWING:


Name(s) of Registered Holder(s):________________________________________________


Window Ticket No. (if any):_____________________________________________________


Date of Execution of Notice of Guaranteed Delivery:_____________________________


Name of Eligible Institution that Guaranteed Delivery:__________________________


If Delivered by Book-Entry Transfer:____________________________________________


DTC Participant Number:_________________________________________________________


DTC Account Number:_____________________________________________________________


DTC Transaction Code Number:____________________________________________________

     List below the Debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


                                        DESCRIPTION OF DEBENTURES TENDERED
------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES)                                  AGGREGATE PRINCIPAL     AGGREGATE PRINCIPAL
  OF REGISTERED HOLDER(S)                                  AMOUNT REPRESENTED           AMOUNT
 (PLEASE FILL IN, IF BLANK)     CERTIFICATE NUMBER(S)*     BY CERTIFICATE(S)*         TENDERED**
------------------------------------------------------------------------------------------------------
  -------------------------     -----------------------    -------------------     -------------------
  -------------------------     -----------------------    -------------------     -------------------
  -------------------------     -----------------------    -------------------     -------------------
  -------------------------     -----------------------    -------------------     -------------------
  -------------------------     -----------------------    -------------------     -------------------
  -------------------------     -----------------------    -------------------     -------------------
------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF DEBENTURES $_____________________________________________________________
--------------------------------------------------------------------------------------------------------------------

* Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.

** Unless otherwise indicated, a Holder will be deemed to have tendered with respect to the entire aggregate principal amount represented by the Debentures indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 2 below.

                              SPECIAL ISSUANCE OR
                             PAYMENT INSTRUCTIONS
                              (SEE INSTRUCTION 4)


      To be completed ONLY if certificates for Debentures representing principal amount not tendered or not accepted for purchase and/or the check for the Tender Offer Consideration are to be issued to the order of someone other than the undersigned, or if Debentures delivered by book-entry transfer that are not accepted for purchase are to be returned by credit to an account other than indicated above.


    Issue: [  ] Debentures
           [  ] Check(s)
                (Complete as applicable)


    Name:_______________________________________________________________________
                                (PLEASE PRINT)


    Address:____________________________________________________________________


    ____________________________________________________________________________
                                                                     (ZIP CODE)


    ____________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                       (SEE SUBSTITUTE FORM W-9 HEREIN)


    [ ] Credit Debentures by book-entry transfer and not purchased to the account set forth below


    Name of Account Party:______________________________________________________


     Acct. No.:_________________________________________________________________


                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 4)

      To be completed ONLY if certificates for Debentures representing principal amount not tendered or not accepted for purchase and/or the check for the Tender Offer Consideration are to be sent to an address different from that shown in the box entitled "Description of Debentures" within this Letter of Transmittal.



    Deliver: [  ] Debentures
             [  ] Check(s)
                 (Complete as applicable)


    Name:_______________________________________________________________________
                                (PLEASE PRINT)


    Address:____________________________________________________________________


    ____________________________________________________________________________
                                                                     (ZIP CODE)


    ____________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                       (SEE SUBSTITUTE FORM W-9 HEREIN)


HOLDERS WHO WISH TO ACCEPT THE TENDER OFFER AND TENDER THEIR DEBENTURES MUST
             COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.


                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to the Company the principal amount of Debentures indicated above.


     Subject to and effective upon the acceptance for purchase of and payment for Debentures validly tendered hereby, by executing and delivering a Letter of Transmittal, a tendering Holder (i) irrevocably tenders, sells, assigns and transfers to the Company, all right, title and interest in and to all of the Debentures tendered hereby, (ii) waives any and all rights with respect to the Debentures (including, without limitation, any existing or past defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued), (iii) releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Debentures including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Debentures or to participate in any redemption or defeasance of the Debentures and (iv) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Debentures, or transfer ownership of such Debentures, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Debentures for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Depositary will have no rights to or control over funds from the Company, except as agent for the Company for the Tender Offer Consideration for any tendered Debentures that are purchased by the Company), all in accordance with the terms of the Tender Offer.


     The undersigned understands that tenders of Debentures may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date. See Instruction 1 below.


     The undersigned hereby represents and warrants that the undersigned (i) owns the Debentures tendered and is entitled to tender such Debentures and (ii) has full power and authority to tender, sell, assign and transfer the Debentures tendered, and that when such Debentures are accepted for purchase and payment by the Company, the Company will acquire good title, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered.


     For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Debentures (or defectively tendered Debentures with respect to which the Company has waived such defect) only if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Depositary. Payment for Debentures purchased pursuant to the Tender Offer will be made by deposit of the Tender Offer Consideration for such Debentures with the Depositary, which will act as agent for tendering Holders for the purpose of receiving payments from the Company and transmitting such payments to such Holders.


     The undersigned understands that the valid tender of Debentures pursuant to any one of the procedures described under "The Tender Offer--Procedures for Tendering Debentures" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued (including, without limitation, a default in the payment of interest).


     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of

Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.


     The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary (whether through DTC's ATOP procedures for transfer or otherwise) of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Debentures will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties.



     Unless otherwise indicated herein under "Special Issuance or Payment Instructions," the undersigned hereby requests that any Debentures representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Debentures purchased in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Debentures representing principal amounts not tendered and checks constituting payments for Debentures to be purchased in connection with the Tender Offer be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance or Payment Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Debentures representing principal amounts not tendered be issued in the name(s) of, certificates for such Debentures be delivered to, and checks constituting payments for Debentures purchased in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance or Payment Instructions" box to transfer any Debentures from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Debentures so tendered.

                               PEASE SIGN BELOW
            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF DEBENTURES
                  REGARDLESS OF WHETHER DEBENTURES ARE BEING
                        PHYSICALLY DELIVERED HEREWITH)


    This Letter of Transmittal must be signed by the registered Holder(s) of Debentures exactly as their name(s) appear(s) on certificate(s) for Debentures or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Debentures or by bond powers transmitted with this Letter of Transmittal. Endorsements on Debentures and signatures on bond powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.


    If the signature appearing below is not of the registered Holder(s) of the Debentures, then the registered Holder(s) must sign a valid power of attorney.


  Signature(s) of Holder(s) or
  Authorized Signatory:_________________________________________________________


  Dated:___________, 2000


  Name(s)_______________________________________________________________________
                                 (PLEASE PRINT)


  Capacity:_____________________________________________________________________


  Address:______________________________________________________________________

  ______________________________________________________________________________

  ______________________________________________________________________________
                                                              (INCLUDE ZIP CODE)


  Area Code and Telephone Number________________________________________________

  Taxpayer Identification or Social Security Number_____________________________
                                                     (SEE SUBSTITUTE FORM W-9)

                              SIGNATURE GUARANTEE
                          (SEE INSTRUCTION 3 HEREIN)
       CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


________________________________________________________________________________
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                 INCLUDING AREA CODE, OF ELIGIBLE INSTITUTION)



________________________________________________________________________________
                            (AUTHORIZED SIGNATURES)



________________________________________________________________________________
                                (PRINTED NAME)



________________________________________________________________________________
                                    (TITLE)


Date:___________, 2000

                                 INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER


1. PROCEDURES FOR TENDERING DEBENTURES; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS; ABSENCE OF APPRAISAL RIGHTS. To tender the Debentures in the Offer, certificates representing such Debentures, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Debentures and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or before such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND DEBENTURES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO THE COMPANY, THE TRUSTEE, THE CO-DEALER MANAGERS OR THE INFORMATION AGENT. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of DTC. Tender of Debentures held through DTC must be made pursuant to the procedures described under "The Tender Offer--Procedures for Tendering Debentures--Debentures Held Through DTC" in the Offer to Purchase.


     Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Debentures being tendered are deposited with the Depositary on or before the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), the Company may, in its sole discretion, reject such tender. Payment for Debentures will be made only against deposit of tendered Debentures.


     By executing this Letter of Transmittal (or a facsimile thereof), a tendering Holder waives any right to receive any notice of the acceptance for payment of tendered Debentures. For a full description of the procedures for tendering Debentures, see "The Tender Offer--Procedures for Tendering Debentures--Tendering Debentures" in the Offer to Purchase. If a Holder desires to tender Debentures pursuant to the Tender Offer and (i) certificates representing such Holder's Debentures are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing Debentures or other required documents to reach the Depositary on or before the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed on or before the Expiration Date, such Holder may effect a tender of such Debentures in accordance with the guaranteed delivery procedures described under "The Tender Offer--Procedures for Tendering Debentures--Guaranteed Delivery Procedures" in the Offer to Purchase. Tenders of Debentures may be withdrawn at any time before the Expiration Date pursuant to the procedures described under "The Tender Offer--Procedures For Tendering Debentures--Withdrawal Rights" in the Offer to Purchase.


     There are no appraisal rights or other similar statutory rights available to Holders in connection with the Tender Offer.


2. PARTIAL TENDERS. Tenders of Debentures pursuant to the Tender Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Debentures" herein. The entire principal amount represented by the certificates for all Debentures delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures is not tendered or not accepted for purchase, certificates for the principal amount of Debentures not tendered or not accepted for purchase will be sent to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Debentures are accepted for purchase.


3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT:
GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Debentures tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.


     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.


     If any of the Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held. If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Debentures not tendered or accepted for purchase are to be issued (or if any principal amount of Debentures that is not tendered or accepted for purchase is to be reissued or returned) to the Holder, and checks constituting payments for Debentures to be purchased in connection with the Tender Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Debentures nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Debentures tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.


     If this Letter of Transmittal or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.


     Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.


     No signature guarantee is required if such Debentures are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Debentures must be guaranteed by an Eligible Institution.


4. SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which certificates representing Debentures for principal amounts not tendered or not accepted for purchase or checks constituting payments for Debentures purchased in connection with the Tender Offer are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not tendered or not accepted for purchase will be returned to the Holder.


5. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering U.S. Holder is required to provide the Depositary with the U.S. Holder's correct taxpayer identification number ("TIN"), generally the U.S. Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A U.S. Holder must cross out item (2) of Part 2 on Substitute Form W-9 if such U.S. Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering U.S. Holder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and to 31% federal income tax backup withholding on the payments made to the U.S. Holder or other payee with respect to Debentures purchased pursuant to the Tender Offer. The U.S. Holder should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9, and check the appropriate box in Part 3, if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days thereafter, the Depositary will withhold 31% from all such payments with respect to the Debentures to be purchased until a TIN is provided to the Depositary. Each Non-U.S. Holder must complete and submit Form W-8 in order to be exempt from the 31% federal income tax backup withholding due on payments with respect to the Debentures.


6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Debentures purchased pursuant to the Tender Offer, except in the case of deliveries of certificates for Debentures for principal amounts not tendered or purchased that are to be registered or issued in the name of any person other than the Holder of Debentures tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the Tender Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.


     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.


7. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Tender Offer and any defect or irregularity on the tender of any particular Debentures. The Company's interpretations of the terms and conditions of the Tender Offer (including without limitation the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Trustee, the Co-Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to Holders for failure to give such notification. Tenders of such Debentures shall not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Expiration Date.


8. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole and absolute discretion, to amend or waive any of the conditions to the Tender Offer in the case of any Debentures tendered, in whole or in part, at any time and from time to time.

9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR DEBENTURES. Any Holder whose certificates for Debentures have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Offer to Purchase.


10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Debentures and requests for assistance may be directed to either Co-Dealer Manager at the respective addresses and telephone numbers set forth on the last page of this Letter of Transmittal. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or nominee for assistance concerning the Tender Offer. Requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent whose address and telephone number is set forth on the last page of this Letter of Transmittal.


                           IMPORTANT TAX INFORMATION


     Under federal income tax laws, a Holder whose tendered Debentures are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Debentures purchased pursuant to the Tender Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.


     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A Substitute Form W-9 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A foreign person may qualify as an exempt recipient by submitting to the Depositary, in lieu of a substitute Form W-9, a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status.


     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


PURPOSE OF SUBSTITUTE FORM W-9


     To prevent backup withholding on payments with respect to Debentures purchased pursuant to the Tender Offer, the Holder is required to provide the Depositary with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) otherwise establish an adequate basis for exemption from backup withholding.


WHAT NUMBER TO GIVE THE DEPOSITARY


     The Holder is required to give the Depositary its TIN (e.g., social security number or employer identification number). If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

              PAYER'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION


                                PART 1--PLEASE PROVIDE YOUR   Social Security number(s) or
                                TIN IN THE BOX AT RIGHT AND   Employer Identification Number(s)
                                CERTIFY BY SIGNING AND
  SUBSTITUTE                    DATING BELOW.                 _________________________________
  FORM W-9
                                PART 2--CERTIFICATION--Under penalties of
                                perjury, I certify that: (1) The number shown on
                                this form is my correct taxpayer identification
                                number (or I am waiting for a number to be
                                issued for me), and

  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE
                                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                (c) the IRS has notified me that I am no longer subject to backup withholding.

  PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION
    NUMBER ("TIN")
                                CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.


                                Signature_______________________
                                                                   PART 3--Awaiting TIN [ ]
                                Date____________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER.


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

____________________________________     _______________________________________
    SIGNATURE                                            DATE

     Any requests for additional copies of this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent at the address and telephone number set forth below.


                THE INFORMATION AGENT FOR THE TENDER OFFER IS:


                                   GEORGESON
                                  SHAREHOLDER
                              COMMUNICATIONS INC.
                          17 State Street, 10th Floor
                               New York, NY 10004
                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064


               THE CO-DEALER MANAGERS FOR THE TENDER OFFER ARE:


                               RYAN, BECK & CO.
                            220 South Orange Avenue
                              Livingston, NJ 07039
                                (973) 597-6020


                          FRIEDMAN, BILLINGS, RAMSEY
                                 Potomac Tower
                       1001 19th Street North, 18th Floor
                              Arlington, VA 22209
                                 (703) 469-1005